QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2017

WESTWATER RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33404 (Commission File Number)	75-2212772 (IRS Employer Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado (Address of Principal Executive Offices)	80112 (Zip Code)

Registrant's telephone number, including area code: (303) 531-0518

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

        This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Westwater Resources, Inc. filed on December 14, 2017 (the "Original Form 8-K") in order to correct certain section reference errors included in the Arrangement Agreement filed as Exhibit 2.1 to the Original Form 8-K. The corrected Arrangement Agreement is filed as Exhibit 2.1 hereto, and Exhibit 2.1 to the Original Form 8-K should be disregarded. No other changes have been made to the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description
2.1	Arrangement Agreement by and among Westwater Resources, Inc., 1143738 B.C. LTD. and Alabama Graphite Corp. dated as of December 13, 2017

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2018

WESTWATER RESOURCES, INC.
By:	/s/ JEFFREY L. VIGIL
	Name:	Jeffrey L. Vigil
	Title:	Vice President—Finance and Chief Financial Officer

QuickLinks

EXPLANATORY NOTE
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES